SUPPLEMENT TO THE PROSPECTUS OF

                          WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                         WPG Government Securities Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                WPG Growth Fund
                          WPG Quantitative Equity Fund

                              Dated April 28, 1995
                ________________________________________________


WPG Government Securities Fund

     In addition to the investment practices described under the caption "Investment Program" on page 13 of the attached Prospectus, WPG Government Securities Fund may enter into mortgage dollar rolls.

     In a mortgage dollar roll, the Government Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Government Fund will not receive principal and interest paid on the securities sold. However, the Government Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Government Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Government Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

     The following disclosure supplements the first full paragraph on page 14 of the attached Prospectus:

     From time to time the Fund may purchase securities on a when-issued basis, as more fully described on page 41. These securities will generally have maturities of one year or more. To provide sufficient cash for the Fund to pay for the when-issued securities on the settlement date, it may maintain a significant percentage of its assets in securities, principally U.S. Government securities, with maturities of less than one year. Consequently, from time to time the Fund may have less than 65% of its portfolio invested in securities with maturities of one year or more.


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WPG Government Money Market Fund

     The following disclosure replaces the paragraph captioned "WPG Government Money Market Fund" on page 28 of the attached Prospectus:

     WPG Government Money Market Fund. Daniel S. Vandivort has been the portfolio manager of the Fund since December, 1995. Mr. Vandivort has been a principal of WPG since November, 1994. From 1989 to 1994, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing.


Dated:  January 9, 1996